Exhibit 32

CERTIFICATIONS

                Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

                Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Sterling Bancorp, a New York corporation (the “Company”), hereby certifies that:

                The Amendment No. 1 on Form 10-Q/A to the Quarterly Report on Form 10-Q for the three months ended June 30, 2004 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	April 28, 2005	/s/ Louis J. Cappelli
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Name: Louis J. Cappelli Title: Chairman and Chief Executive Officer

                Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Sterling Bancorp, a New York corporation (the “Company”), hereby certifies that:

                The Quarterly Amendment No. 1 on Form 10-Q/A to the Report on Form 10-Q for the three months ended June 30, 2004 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	April 28, 2005	/s/ John W. Tietjen
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Name: John W. Tietjen Title: Executive Vice President, Treasurer and Chief Financial Officer

                The foregoing certifications are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and are not being filed as part of the Report or as a separate disclosure document.

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